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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-36881, 333-32045 and 333-51688 of PICO Holdings, Inc. (the "Company") on
Form S-8 and Registration Statement No. 333-96187 on Form S-3 of our reports dated March 19, 2001 appearing in this Annual Report on Form 10-K of the Company for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP



San Diego, California
March 28, 2001